UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 11, 2005

Date of Report (Date of earliest event reported)

Daou Systems, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22073	33-0284454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

412 Creamery Way, Suite 300 Exton, Pennsylvania		19341
(Address of principal executive offices)		(Zip Code)

610-594-2700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 11, 2005, Daou Systems, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1: Press release dated August 11, 2005, announcing financial results of Daou Systems, Inc. for the quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAOU SYSTEMS, INC.

Date: August 11, 2005	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release dated August 11, 2005, announcing financial results of Daou Systems, Inc. for the quarter ended June 30, 2005.